# Third Quarter 2020

Statistical Supplement

unum GROUP

Unum Group
Statistical Supplement Third Quarter 2020

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Consolidated U.S. GAAP Results¹
Premium Income	$2,318.1	$2,331.2	$7,058.2	$7,013.0	$9,365.6	$8,986.1

Adjusted Operating Revenue	$2,991.9	$2,986.2	$8,994.4	$8,996.7	$12,022.1	$11,638.0
Net Realized Investment Gain (Loss)	4.4	(26.2)	(105.8)	(32.4)	(23.2)	(39.5)

Revenue	$2,996.3	$2,960.0	$8,888.6	$8,964.3	$11,998.9	$11,598.5

Net Income	$231.1	$242.0	$657.6	$804.1	$1,100.3	$523.4
Net Income Per Common Share:
Basic	$1.13	$1.16	$3.23	$3.81	$5.25	$2.38
Assuming Dilution	$1.13	$1.16	$3.23	$3.81	$5.24	$2.38

Assets			$69,616.0	$66,955.7	$67,013.4	$61,875.6
Stockholders' Equity			$10,892.2	$9,631.6	$9,965.0	$8,621.8

Adjusted Operating Return on Equity
Unum US	13.4%	18.3%	16.0%	17.9%	18.0%	18.4%
Unum International	2.6%	12.1%	5.8%	13.3%	11.7%	13.4%
Colonial Life	18.4%	18.1%	17.6%	17.5%	17.5%	18.0%
Core Operating Segments	13.4%	17.6%	15.2%	17.3%	17.2%	17.8%
Consolidated	10.3%	12.6%	10.9%	12.8%	12.8%	13.2%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$217.9	$260.5	$871.0	$761.6	$1,027.2	$959.8
Net Realized Investment Loss, After Tax	(5.6)	(25.5)	(90.0)	(42.3)	(45.1)	(6.8)

Net Income	$212.3	$235.0	$781.0	$719.3	$982.1	$953.0

Capital and Surplus			$3,729.3	$3,587.9	$3,644.4	$3,572.7

Weighted Average Risk-based Capital Ratio			~ 380%	~ 368%	~ 365%	~ 370%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	9/30/2020		9/30/2019		12/31/2019		12/31/2018
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,892.2	$53.50	$9,631.6	$46.70	$9,965.0	$49.10	$8,621.8	$40.19
Excluding:
Net Unrealized Gain (Loss) on Securities	1,104.5	5.42	422.1	2.04	615.9	3.03	(312.4)	(1.46)
Net Gain on Hedges	158.7	0.78	204.3	0.99	187.8	0.93	250.6	1.17
Subtotal	9,629.0	47.30	9,005.2	43.67	9,161.3	45.14	8,683.6	40.48
Excluding:
Foreign Currency Translation Adjustment	(313.7)	(1.54)	(345.2)	(1.67)	(281.6)	(1.39)	(305.2)	(1.42)
Subtotal	9,942.7	48.84	9,350.4	45.34	9,442.9	46.53	8,988.8	41.90
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(471.9)	(2.32)	(434.4)	(2.11)	(484.8)	(2.39)	(447.2)	(2.08)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$10,414.6	$51.16	$9,784.8	$47.45	$9,927.7	$48.92	$9,436.0	$43.98

Dividends Paid	$175.1	$0.855	$172.3	$0.805	$231.3	$1.090	$217.0	$0.980

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Shares Repurchased (millions)	—	3.4	—	9.0	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$—	$100.1	$—	$300.3	$400.4	$350.7
Price (UNM closing price on last trading day of period)			$16.83	$29.72	$29.16	$29.38

Leverage Ratio			28.6%	30.1%	29.1%	26.8%

Holding Company Cash and Marketable Securities			$1,178	$1,042	$863	$602

(1) Includes commissions of $0.1 million and $0.3 million for the three and nine months ended September 30, 2019. For the years ended December 31, 2019 and 2018, these amounts included commissions of $0.4 million and $0.7 million, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Negative	Negative	Negative	Stable

Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Unum Life Insurance Company of America	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A-	A3	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Revenue
Premium Income	$2,318.1	$2,331.2	$7,058.2	$7,013.0	$9,365.6	$8,986.1
Net Investment Income	613.2	599.4	1,767.2	1,819.0	2,435.3	2,453.7
Net Realized Investment Gain (Loss)	4.4	(26.2)	(105.8)	(32.4)	(23.2)	(39.5)
Other Income	60.6	55.6	169.0	164.7	221.2	198.2
Total Revenue	2,996.3	2,960.0	8,888.6	8,964.3	11,998.9	11,598.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,888.6	1,871.5	5,626.2	5,614.9	7,496.2	8,020.4
Commissions	258.3	277.9	810.5	852.4	1,122.7	1,108.4
Interest and Debt Expense - Non-recourse Debt	0.4	1.2	1.9	4.2	5.3	6.9
Interest and Debt Expense - All Other Debt	49.0	44.9	140.7	126.6	172.1	160.4
Cost Related to Early Retirement of Debt	—	25.2	—	25.2	27.3	—
Deferral of Acquisition Costs	(134.9)	(160.6)	(446.8)	(504.6)	(658.6)	(668.0)
Amortization of Deferred Acquisition Costs	149.7	146.3	466.6	468.5	609.9	565.5
Other Expenses	485.6	454.2	1,450.2	1,372.4	1,841.9	1,777.1
Total Benefits and Expenses	2,696.7	2,660.6	8,049.3	7,959.6	10,616.8	10,970.7

Income Before Income Tax	299.6	299.4	839.3	1,004.7	1,382.1	627.8
Income Tax	68.5	57.4	181.7	200.6	281.8	104.4

Net Income	$231.1	$242.0	$657.6	$804.1	$1,100.3	$523.4

Weighted Average Shares Outstanding
Basic	203.8	208.1	203.6	211.1	209.7	219.6
Assuming Dilution	203.9	208.1	203.6	211.2	209.9	220.1

Actual Number of Shares Outstanding			203.6	206.2	202.9	214.6

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change	12/31/2019	12/31/2018
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$29.8	$23.8	25.2%	$116.4	$109.4	6.4%	$241.5	$243.8
Group Short-term Disability	15.2	20.5	(25.9)	59.0	78.0	(24.4)	159.2	138.7
Group Life and AD&D	31.3	30.9	1.3	116.0	125.3	(7.4)	258.3	282.4
Subtotal	76.3	75.2	1.5	291.4	312.7	(6.8)	659.0	664.9
Supplemental and Voluntary
Individual Disability	17.0	27.1	(37.3)	53.9	56.6	(4.8)	75.9	77.2
Voluntary Benefits	29.9	46.6	(35.8)	205.5	253.0	(18.8)	300.6	303.1
Dental and Vision	8.5	12.7	(33.1)	32.0	39.4	(18.8)	74.6	69.4
Subtotal	55.4	86.4	(35.9)	291.4	349.0	(16.5)	451.1	449.7
Total Sales	$131.7	$161.6	(18.5)	$582.8	$661.7	(11.9)	$1,110.1	$1,114.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$46.7	$54.8	(14.8)%	$178.5	$187.1	(4.6)%	$370.8	$395.1
Large Case Market	29.6	20.4	45.1	112.9	125.6	(10.1)	288.2	269.8
Subtotal	76.3	75.2	1.5	291.4	312.7	(6.8)	659.0	664.9
Supplemental and Voluntary	55.4	86.4	(35.9)	291.4	349.0	(16.5)	451.1	449.7
Total Sales	$131.7	$161.6	(18.5)	$582.8	$661.7	(11.9)	$1,110.1	$1,114.6

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change	12/31/2019	12/31/2018
Sales by Product
Unum UK
Group Long-term Disability	$8.1	$7.9	2.5%	$29.7	$28.5	4.2%	$43.2	$44.7
Group Life	4.3	5.0	(14.0)	16.1	17.9	(10.1)	24.3	21.5
Supplemental	1.5	3.9	(61.5)	16.5	16.2	1.9	19.5	17.4
Unum Poland	3.8	2.8	35.7	9.4	9.3	1.1	13.0	3.4
Total Sales	$17.7	$19.6	(9.7)	$71.7	$71.9	(0.3)	$100.0	$87.0

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$7.6	$8.8	(13.6)%	$26.9	$27.2	(1.1)%	$38.2	$36.6
Large Case Market	4.8	4.1	17.1	18.9	19.2	(1.6)	29.3	29.6
Subtotal	12.4	12.9	(3.9)	45.8	46.4	(1.3)	67.5	66.2
Supplemental	1.5	3.9	(61.5)	16.5	16.2	1.9	19.5	17.4
Unum Poland	3.8	2.8	35.7	9.4	9.3	1.1	13.0	3.4
Total Sales	$17.7	$19.6	(9.7)	$71.7	$71.9	(0.3)	$100.0	$87.0

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.2	£6.4	(3.1)%	£23.4	£22.3	4.9%	£33.7	£33.5
Group Life	3.3	4.0	(17.5)	12.7	14.0	(9.3)	19.0	16.2
Supplemental	1.2	3.1	(61.3)	13.0	12.6	3.2	15.1	12.8
Total Sales	£10.7	£13.5	(20.7)	£49.1	£48.9	0.4	£67.8	£62.5

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£5.8	£7.0	(17.1)%	£21.1	£21.3	(0.9)%	£29.9	£27.6
Large Case Market	3.7	3.4	8.8	15.0	15.0	—	22.8	22.1
Subtotal	9.5	10.4	(8.7)	36.1	36.3	(0.6)	52.7	49.7
Supplemental	1.2	3.1	(61.3)	13.0	12.6	3.2	15.1	12.8
Total Sales	£10.7	£13.5	(20.7)	£49.1	£48.9	0.4	£67.8	£62.5

Certain prior year and prior period amounts in the table above were reclassified to conform to current year presentation.
5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change	12/31/2019	12/31/2018
Sales by Product
Accident, Sickness, and Disability	$55.3	$78.6	(29.6)%	$165.2	$232.0	(28.8)%	$354.4	$355.0
Life	19.5	23.7	(17.7)	56.3	69.4	(18.9)	122.7	111.9
Cancer and Critical Illness	12.5	18.3	(31.7)	37.4	54.9	(31.9)	88.9	94.4
Total Sales	$87.3	$120.6	(27.6)	$258.9	$356.3	(27.3)	$566.0	$561.3

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$57.3	$73.8	(22.4)%	$170.8	$226.6	(24.6)%	$345.7	$349.0
Large Case Market	8.7	16.6	(47.6)	30.6	50.9	(39.9)	81.4	95.5
Subtotal	66.0	90.4	(27.0)	201.4	277.5	(27.4)	427.1	444.5
Public Sector	21.3	30.2	(29.5)	57.5	78.8	(27.0)	138.9	116.8
Total Sales	$87.3	$120.6	(27.6)	$258.9	$356.3	(27.3)	$566.0	$561.3

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2020	2019
Assets

Investments
Fixed Maturity Securities	$49,270.2	$47,443.7
Mortgage Loans	2,406.5	2,397.0
Policy Loans	3,669.1	3,779.5
Other Long-term Investments	931.0	844.2
Short-term Investments	2,086.7	1,294.5
Total Investments	58,363.5	55,758.9

Other Assets
Cash and Bank Deposits	103.8	84.1
Accounts and Premiums Receivable	1,577.9	1,602.9
Reinsurance Recoverable	4,895.9	4,780.7
Accrued Investment Income	676.9	693.0
Deferred Acquisition Costs	2,291.2	2,324.0
Goodwill	350.6	351.7
Property and Equipment	508.8	534.1
Other Assets	847.4	884.0

Total Assets	$69,616.0	$67,013.4

Unum Group Consolidated Balance Sheets - Continued

	September 30	December 31
	2020	2019
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,801.6	$1,745.5
Reserves for Future Policy and Contract Benefits	48,844.3	47,780.1
Unearned Premiums	404.3	363.9
Other Policyholders’ Funds	1,626.6	1,599.7
Income Tax Payable	395.1	256.7
Deferred Income Tax	210.5	95.4
Short-term Debt	—	399.7
Long-term Debt - Non-recourse	33.9	78.1
Long-term Debt - All Other	3,344.7	2,848.8
Payables for Collateral on Investments	64.5	24.0
Other Liabilities	1,998.3	1,856.5

Total Liabilities	58,723.8	57,048.4

Stockholders’ Equity
Common Stock	30.7	30.6
Additional Paid-in Capital	2,371.3	2,348.1
Accumulated Other Comprehensive Income	477.6	37.3
Retained Earnings	11,192.3	10,728.7
Treasury Stock	(3,179.7)	(3,179.7)

Total Stockholders’ Equity	10,892.2	9,965.0

Total Liabilities and Stockholders’ Equity	$69,616.0	$67,013.4

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balance at December 31, 2018	$1,239.4	$20.0	$1,050.0	$2,309.4
Capitalization	334.5	12.8	311.3	658.6
Amortization	(344.0)	(7.1)	(258.8)	(609.9)
Adjustment Related to Unrealized Investment Gains and Losses	(6.9)	—	(27.9)	(34.8)
Foreign Currency	—	0.7	—	0.7
Balance at December 31, 2019	1,223.0	26.4	1,074.6	2,324.0
Capitalization	223.3	8.9	214.6	446.8
Amortization	(261.8)	(5.3)	(199.5)	(466.6)
Adjustment Related to Unrealized Investment Gains and Losses	(3.1)	—	(9.3)	(12.4)
Foreign Currency	—	(0.6)	—	(0.6)
Balance at September 30, 2020	$1,181.4	$29.4	$1,080.4	$2,291.2

6. 2

Unum Group Balance Sheets by Segment - September 30, 2020

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,433.0	$2,312.7	$5,385.0	$16,130.7	$3,485.4	$3,405.5	$32,354.9	$2,987.0	$58,363.5
Deferred Acquisition Costs	95.5	76.8	1,009.1	1,181.4	29.4	1,080.4	—	—	2,291.2
Goodwill	8.9	—	271.1	280.0	42.9	27.7	—	—	350.6
All Other	422.0	420.2	475.7	1,317.9	417.0	258.1	5,803.4	814.3	8,610.7
Total Assets	$8,959.4	$2,809.7	$7,140.9	$18,910.0	$3,974.7	$4,771.7	$38,158.3	$3,801.3	$69,616.0

Liabilities
Reserves and Policyholder Benefits	$7,387.0	$1,822.6	$4,358.7	$13,568.3	$2,974.2	$2,846.8	$33,287.5	$—	$52,676.8
Debt	—	—	—	—	—	—	33.9	3,344.7	3,378.6
All Other	112.6	34.5	387.3	534.4	153.6	125.8	121.0	1,733.6	2,668.4
Total Liabilities	7,499.6	1,857.1	4,746.0	14,102.7	3,127.8	2,972.6	33,442.4	5,078.3	58,723.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,427.4	902.4	2,136.0	4,465.8	767.3	1,607.9	4,292.5	(1,504.5)	9,629.0
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	32.4	50.2	258.9	341.5	79.6	191.2	423.4	227.5	1,263.2
Total Allocated Stockholders' Equity	1,459.8	952.6	2,394.9	4,807.3	846.9	1,799.1	4,715.9	(1,277.0)	10,892.2

Total Liabilities and Allocated Stockholders' Equity	$8,959.4	$2,809.7	$7,140.9	$18,910.0	$3,974.7	$4,771.7	$38,158.3	$3,801.3	$69,616.0

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2019

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,251.4	$2,522.8	$5,233.7	$16,007.9	$3,378.1	$3,281.4	$31,042.0	$2,049.5	$55,758.9
Deferred Acquisition Costs	99.1	79.7	1,044.2	1,223.0	26.4	1,074.6	—	—	2,324.0
Goodwill	8.9	—	271.1	280.0	44.0	27.7	—	—	351.7
All Other	443.4	252.7	379.3	1,075.4	420.6	245.3	5,966.7	870.8	8,578.8
Total Assets	$8,802.8	$2,855.2	$6,928.3	$18,586.3	$3,869.1	$4,629.0	$37,008.7	$2,920.3	$67,013.4

Liabilities
Reserves and Policyholder Benefits	$7,288.7	$1,749.8	$4,219.6	$13,258.1	$2,909.4	$2,711.2	$32,610.5	$—	$51,489.2
Debt	—	—	—	—	—	—	78.1	3,248.5	3,326.6
All Other	128.0	34.2	404.8	567.0	132.6	216.2	13.5	1,303.3	2,232.6
Total Liabilities	7,416.7	1,784.0	4,624.4	13,825.1	3,042.0	2,927.4	32,702.1	4,551.8	57,048.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,363.9	1,033.7	2,114.7	4,512.3	771.9	1,555.2	4,069.3	(1,747.4)	9,161.3
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	22.2	37.5	189.2	248.9	55.2	146.4	237.3	115.9	803.7
Total Allocated Stockholders' Equity	1,386.1	1,071.2	2,303.9	4,761.2	827.1	1,701.6	4,306.6	(1,631.5)	9,965.0

Total Liabilities and Allocated Stockholders' Equity	$8,802.8	$2,855.2	$6,928.3	$18,586.3	$3,869.1	$4,629.0	$37,008.7	$2,920.3	$67,013.4

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Nine Months Ended
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change
Premium Income
Unum US	$1,483.4	$1,501.9	(1.2)%	$4,533.8	$4,508.3	0.6%
Unum International	165.4	152.3	8.6	487.1	464.9	4.8
Colonial Life	419.9	419.9	—	1,293.2	1,260.1	2.6
Closed Block	249.4	257.1	(3.0)	744.1	779.7	(4.6)
	2,318.1	2,331.2	(0.6)	7,058.2	7,013.0	0.6
Net Investment Income
Unum US	190.7	184.2	3.5	547.2	550.4	(0.6)
Unum International	26.3	24.3	8.2	79.1	93.9	(15.8)
Colonial Life	43.7	36.9	18.4	118.2	111.0	6.5
Closed Block	351.2	347.3	1.1	1,013.6	1,048.3	(3.3)
Corporate	1.3	6.7	(80.6)	9.1	15.4	(40.9)
	613.2	599.4	2.3	1,767.2	1,819.0	(2.8)
Other Income
Unum US	42.0	34.8	20.7	117.5	106.1	10.7
Unum International	0.2	—	—	0.4	0.3	33.3
Colonial Life	0.3	0.9	(66.7)	0.9	2.2	(59.1)
Closed Block	17.8	18.9	(5.8)	49.7	53.5	(7.1)
Corporate	0.3	1.0	(70.0)	0.5	2.6	(80.8)
	60.6	55.6	9.0	169.0	164.7	2.6
Total Adjusted Operating Revenue
Unum US	1,716.1	1,720.9	(0.3)	5,198.5	5,164.8	0.7
Unum International	191.9	176.6	8.7	566.6	559.1	1.3
Colonial Life	463.9	457.7	1.4	1,412.3	1,373.3	2.8
Closed Block	618.4	623.3	(0.8)	1,807.4	1,881.5	(3.9)
Corporate	1.6	7.7	(79.2)	9.6	18.0	(46.7)
	$2,991.9	$2,986.2	0.2	$8,994.4	$8,996.7	—

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change
Benefits and Expenses
Unum US	$1,527.9	$1,459.5	4.7%	$4,516.6	$4,396.8	2.7%
Unum International	170.5	152.4	11.9	510.7	475.1	7.5
Colonial Life	371.7	370.5	0.3	1,148.1	1,116.5	2.8
Closed Block	547.6	596.4	(8.2)	1,670.2	1,789.9	(6.7)
Corporate	79.0	81.8	(3.4)	203.7	181.3	12.4
	2,696.7	2,660.6	1.4	8,049.3	7,959.6	1.1

Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	188.2	261.4	(28.0)	681.9	768.0	(11.2)
Unum International	21.4	24.2	(11.6)	55.9	84.0	(33.5)
Colonial Life	92.2	87.2	5.7	264.2	256.8	2.9
Closed Block	70.8	26.9	163.2	137.2	91.6	49.8
Corporate	(77.4)	(74.1)	(4.5)	(194.1)	(163.3)	(18.9)
	295.2	325.6	(9.3)	945.1	1,037.1	(8.9)

Income Tax	67.9	62.8	8.1	203.6	207.1	(1.7)

Income Before Net Realized Investment Gain (Loss)	227.3	262.8	(13.5)	741.5	830.0	(10.7)

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.6; $(5.4); $(21.9); $(6.5))	3.8	(20.8)	(118.3)	(83.9)	(25.9)	N.M.

Net Income	$231.1	$242.0	(4.5)	$657.6	$804.1	(18.2)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Premium Income
Unum US	$1,483.4	$1,522.7	$1,527.7	$1,508.3	$1,501.9	$1,504.5	$1,501.9	$1,435.1	$1,446.2
Unum International	165.4	157.1	164.6	165.6	152.3	158.6	154.0	152.3	138.0
Colonial Life	419.9	438.6	434.7	424.9	419.9	420.9	419.3	410.1	400.0
Closed Block	249.4	250.3	244.4	253.8	257.1	259.1	263.5	265.8	267.6
	2,318.1	2,368.7	2,371.4	2,352.6	2,331.2	2,343.1	2,338.7	2,263.3	2,251.8
Net Investment Income
Unum US	190.7	176.9	179.6	189.0	184.2	184.1	182.1	187.7	200.3
Unum International	26.3	26.3	26.5	28.6	24.3	44.8	24.8	31.1	26.4
Colonial Life	43.7	36.8	37.7	37.0	36.9	37.2	36.9	37.0	36.7
Closed Block	351.2	326.3	336.1	356.6	347.3	354.5	346.6	345.8	348.0
Corporate	1.3	2.7	5.1	5.1	6.7	4.3	4.3	7.0	7.8
	613.2	569.0	585.0	616.3	599.4	624.9	594.7	608.6	619.2
Other Income
Unum US	42.0	35.3	40.2	36.7	34.8	36.8	34.5	30.0	30.7
Unum International	0.2	0.2	—	0.3	—	0.3	—	0.4	—
Colonial Life	0.3	0.3	0.3	1.2	0.9	0.7	0.6	0.2	0.4
Closed Block	17.8	13.7	18.2	17.8	18.9	16.5	18.0	18.6	18.9
Corporate	0.3	0.2	—	0.5	1.0	1.7	—	1.1	0.1
	60.6	49.7	58.7	56.5	55.6	56.0	53.1	50.3	50.1
Total Adjusted Operating Revenue
Unum US	1,716.1	1,734.9	1,747.5	1,734.0	1,720.9	1,725.4	1,718.5	1,652.8	1,677.2
Unum International	191.9	183.6	191.1	194.5	176.6	203.7	178.8	183.8	164.4
Colonial Life	463.9	475.7	472.7	463.1	457.7	458.8	456.8	447.3	437.1
Closed Block	618.4	590.3	598.7	628.2	623.3	630.1	628.1	630.2	634.5
Corporate	1.6	2.9	5.1	5.6	7.7	6.0	4.3	8.1	7.9
	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0	$2,986.5	$2,922.2	$2,921.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Benefits and Expenses
Unum US	$1,527.9	$1,503.0	$1,485.7	$1,470.9	$1,459.5	$1,471.1	$1,466.2	$1,404.1	$1,406.3
Unum International	170.5	168.5	171.7	170.6	152.4	173.0	149.7	153.4	138.3
Colonial Life	371.7	384.8	391.6	375.4	370.5	374.4	371.6	361.9	352.9
Closed Block	547.6	553.6	569.0	582.1	596.4	596.4	597.1	595.4	1,353.1
Corporate	79.0	73.7	51.0	58.2	81.8	49.8	49.7	56.3	55.0
	2,696.7	2,683.6	2,669.0	2,657.2	2,660.6	2,664.7	2,634.3	2,571.1	3,305.6

Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	188.2	231.9	261.8	263.1	261.4	254.3	252.3	248.7	270.9
Unum International	21.4	15.1	19.4	23.9	24.2	30.7	29.1	30.4	26.1
Colonial Life	92.2	90.9	81.1	87.7	87.2	84.4	85.2	85.4	84.2
Closed Block	70.8	36.7	29.7	46.1	26.9	33.7	31.0	34.8	(718.6)
Corporate	(77.4)	(70.8)	(45.9)	(52.6)	(74.1)	(43.8)	(45.4)	(48.2)	(47.1)
	295.2	303.8	346.1	368.2	325.6	359.3	352.2	351.1	(384.5)

Income Tax Expense (Benefit)	67.9	63.7	72.0	79.2	62.8	72.4	71.9	69.4	(92.0)

Income (Loss) Before Net Realized Investment Gain (Loss)	227.3	240.1	274.1	289.0	262.8	286.9	280.3	281.7	(292.5)

Net Realized Investment Gain (Loss)	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)	1.1	(41.4)	6.7
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	0.6	8.4	(30.9)	2.0	(5.4)	(1.6)	0.5	(8.8)	(1.1)
Net Income (Loss)	$231.1	$265.5	$161.0	$296.2	$242.0	$281.2	$280.9	$249.1	$(284.7)

Net Income (Loss) Per Common Share - Assuming Dilution	$1.13	$1.30	$0.79	$1.44	$1.16	$1.33	$1.31	$1.15	$(1.30)

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income	$1,483.4	$1,501.9	$4,533.8	$4,508.3	$6,016.6	$5,736.4
Net Investment Income	190.7	184.2	547.2	550.4	739.4	778.7
Other Income	42.0	34.8	117.5	106.1	142.8	118.5
Total	1,716.1	1,720.9	5,198.5	5,164.8	6,898.8	6,633.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,052.2	1,009.2	3,073.6	3,007.0	4,022.1	3,856.5
Commissions	146.3	154.8	455.0	475.6	628.5	620.6
Deferral of Acquisition Costs	(68.2)	(80.9)	(223.3)	(251.9)	(334.5)	(344.0)
Amortization of Deferred Acquisition Costs	82.1	80.3	261.8	266.8	344.0	315.1
Other Expenses	315.5	296.1	949.5	899.3	1,207.6	1,170.8
Total	1,527.9	1,459.5	4,516.6	4,396.8	5,867.7	5,619.0

Adjusted Operating Income	$188.2	$261.4	$681.9	$768.0	$1,031.1	$1,014.6

Operating Ratios (% of Premium Income):
Benefit Ratio	70.9%	67.2%	67.8%	66.7%	66.9%	67.2%
Other Expense Ratio	21.3%	19.7%	20.9%	19.9%	20.1%	20.4%
Adjusted Operating Income Ratio	12.7%	17.4%	15.0%	17.0%	17.1%	17.7%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$450.5	$453.6	$1,374.5	$1,363.7	$1,823.1	$1,766.2
Group Short-term Disability	196.2	194.4	603.0	570.7	768.8	706.3
Total Premium Income	646.7	648.0	1,977.5	1,934.4	2,591.9	2,472.5
Net Investment Income	105.4	99.5	295.3	298.4	401.5	432.7
Other Income	39.2	32.7	111.4	99.3	133.8	109.0
Total	791.3	780.2	2,384.2	2,332.1	3,127.2	3,014.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	479.3	480.5	1,450.8	1,441.1	1,927.9	1,880.7
Commissions	47.6	48.6	145.6	147.3	193.8	186.5
Deferral of Acquisition Costs	(11.6)	(12.6)	(36.1)	(37.4)	(49.5)	(48.2)
Amortization of Deferred Acquisition Costs	13.2	13.0	39.7	38.2	50.7	44.7
Other Expenses	189.8	167.7	558.9	493.7	672.1	612.2
Total	718.3	697.2	2,158.9	2,082.9	2,795.0	2,675.9

Adjusted Operating Income	$73.0	$83.0	$225.3	$249.2	$332.2	$338.3

Operating Ratios (% of Premium Income):
Benefit Ratio	74.1%	74.2%	73.4%	74.5%	74.4%	76.1%
Other Expense Ratio	29.3%	25.9%	28.3%	25.5%	25.9%	24.8%
Adjusted Operating Income Ratio	11.3%	12.8%	11.4%	12.9%	12.8%	13.7%

Persistency:
Group Long-term Disability			90.3%	90.7%	90.7%	90.9%
Group Short-term Disability			87.5%	89.9%	89.8%	87.2%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Life	$406.3	$415.0	$1,235.4	$1,249.4	$1,662.0	$1,583.7
Accidental Death & Dismemberment	39.7	41.5	123.1	124.2	165.7	156.3
Total Premium Income	446.0	456.5	1,358.5	1,373.6	1,827.7	1,740.0
Net Investment Income	25.2	27.0	74.2	79.6	107.4	106.5
Other Income	1.0	0.7	2.0	2.0	2.7	4.7
Total	472.2	484.2	1,434.7	1,455.2	1,937.8	1,851.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	372.2	328.8	1,067.5	988.5	1,314.1	1,237.7
Commissions	35.0	36.3	108.3	111.7	147.7	141.1
Deferral of Acquisition Costs	(8.4)	(9.6)	(26.3)	(28.8)	(37.8)	(38.2)
Amortization of Deferred Acquisition Costs	9.6	9.2	29.3	27.9	38.1	35.9
Other Expenses	49.9	51.1	152.2	157.4	209.0	214.6
Total	458.3	415.8	1,331.0	1,256.7	1,671.1	1,591.1

Adjusted Operating Income	$13.9	$68.4	$103.7	$198.5	$266.7	$260.1

Operating Ratios (% of Premium Income):
Benefit Ratio	83.5%	72.0%	78.6%	72.0%	71.9%	71.1%
Other Expense Ratio	11.2%	11.2%	11.2%	11.5%	11.4%	12.3%
Adjusted Operating Income Ratio	3.1%	15.0%	7.6%	14.5%	14.6%	14.9%

Persistency:
Group Life			88.6%	90.8%	90.6%	91.2%
Accidental Death & Dismemberment			87.8%	90.1%	89.9%	89.9%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Individual Disability	$117.7	$109.2	$340.3	$328.4	$440.7	$425.4
Voluntary Benefits	212.2	226.2	666.6	689.2	910.2	895.7
Dental and Vision	60.8	62.0	190.9	182.7	246.1	202.8
Total Premium Income	390.7	397.4	1,197.8	1,200.3	1,597.0	1,523.9
Net Investment Income	60.1	57.7	177.7	172.4	230.5	239.5
Other Income	1.8	1.4	4.1	4.8	6.3	4.8
Total	452.6	456.5	1,379.6	1,377.5	1,833.8	1,768.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	200.7	199.9	555.3	577.4	780.1	738.1
Commissions	63.7	69.9	201.1	216.6	287.0	293.0
Deferral of Acquisition Costs	(48.2)	(58.7)	(160.9)	(185.7)	(247.2)	(257.6)
Amortization of Deferred Acquisition Costs	59.3	58.1	192.8	200.7	255.2	234.5
Other Expenses	75.8	77.3	238.4	248.2	326.5	344.0
Total	351.3	346.5	1,026.7	1,057.2	1,401.6	1,352.0

Adjusted Operating Income	$101.3	$110.0	$352.9	$320.3	$432.2	$416.2

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	48.6%	49.5%	51.1%	50.9%	50.9%	50.6%
Voluntary Benefits	45.6%	44.2%	40.3%	40.6%	41.8%	42.8%
Dental and Vision	76.8%	74.0%	59.0%	71.2%	71.1%	68.5%
Other Expense Ratio	19.4%	19.5%	19.9%	20.7%	20.4%	22.6%
Adjusted Operating Income Ratio	25.9%	27.7%	29.5%	26.7%	27.1%	27.3%

Persistency:
Individual Disability			89.8%	90.1%	89.8%	90.3%
Voluntary Benefits			72.7%	72.5%	73.2%	75.9%
Dental and Vision			82.4%	84.1%	82.6%	84.5%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$92.2	$84.8	$272.0	$262.3	$353.4	$358.9
Group Life	27.3	27.9	83.3	83.9	115.7	110.8
Supplemental	25.4	21.6	73.9	65.7	89.5	81.7
Unum Poland	20.5	18.0	57.9	53.0	71.9	17.4
Total Premium Income	165.4	152.3	487.1	464.9	630.5	568.8
Net Investment Income	26.3	24.3	79.1	93.9	122.5	117.2
Other Income	0.2	—	0.4	0.3	0.6	0.4
Total	191.9	176.6	566.6	559.1	753.6	686.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	124.5	109.1	377.9	346.4	469.8	419.8
Commissions	12.4	11.6	36.8	35.2	48.7	39.1
Deferral of Acquisition Costs	(2.8)	(2.9)	(8.9)	(9.5)	(12.8)	(8.1)
Amortization of Deferred Acquisition Costs	1.8	1.8	5.3	5.4	7.1	8.2
Other Expenses	34.6	32.8	99.6	97.6	132.9	113.5
Total	170.5	152.4	510.7	475.1	645.7	572.5

Adjusted Operating Income	$21.4	$24.2	$55.9	$84.0	$107.9	$113.9

Certain prior year and prior period amounts in the table above were reclassified to conform to current year presentation.

Unum Group Financial Results for Unum UK

	Three Months Ended		Nine Months Ended		Year Ended
(in millions of pounds, except exchange rate)	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£71.3	£68.8	£213.9	£206.0	£276.8	£269.0
Group Life	21.1	22.7	65.5	66.0	90.7	83.0
Supplemental	19.7	17.5	58.2	51.6	70.0	61.3
Total Premium Income	112.1	109.0	337.6	323.6	437.5	413.3
Net Investment Income	18.9	18.3	58.1	69.6	90.5	86.5
Other Income	0.1	—	0.1	0.1	0.2	—
Total	131.1	127.3	395.8	393.3	528.2	499.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	86.4	80.0	270.2	247.5	335.5	307.4
Commissions	6.9	7.0	21.1	20.6	28.6	27.1
Deferral of Acquisition Costs	(0.9)	(1.1)	(3.2)	(4.0)	(5.4)	(5.0)
Amortization of Deferred Acquisition Costs	1.3	1.4	3.9	4.1	5.4	6.1
Other Expenses	22.2	21.3	64.8	62.1	83.7	80.2
Total	115.9	108.6	356.8	330.3	447.8	415.8

Adjusted Operating Income	£15.2	£18.7	£39.0	£63.0	£80.4	£84.0

Weighted Average Pound/Dollar Exchange Rate	1.289	1.230	1.274	1.276	1.279	1.336

Operating Ratios (% of Premium Income):
Benefit Ratio	77.1%	73.4%	80.0%	76.5%	76.7%	74.4%
Other Expense Ratio	19.8%	19.5%	19.2%	19.2%	19.1%	19.4%
Adjusted Operating Income Ratio	13.6%	17.2%	11.6%	19.5%	18.4%	20.3%

Persistency:
Group Long-term Disability			87.2%	88.9%	89.9%	87.8%
Group Life			81.0%	88.3%	89.0%	88.5%
Supplemental			90.3%	92.3%	89.9%	93.1%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$238.9	$243.0	$738.4	$727.6	$973.4	$929.3
Life	91.9	86.7	282.5	262.6	351.6	328.4
Cancer and Critical Illness	89.1	90.2	272.3	269.9	360.0	346.1
Total Premium Income	419.9	419.9	1,293.2	1,260.1	1,685.0	1,603.8
Net Investment Income	43.7	36.9	118.2	111.0	148.0	151.2
Other Income	0.3	0.9	0.9	2.2	3.4	1.2
Total	463.9	457.7	1,412.3	1,373.3	1,836.4	1,756.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	219.0	215.8	669.4	646.2	865.0	824.9
Commissions	79.9	91.0	260.0	280.3	364.5	364.6
Deferral of Acquisition Costs	(63.9)	(76.8)	(214.6)	(243.2)	(311.3)	(315.9)
Amortization of Deferred Acquisition Costs	65.8	64.2	199.5	196.3	258.8	242.2
Other Expenses	70.9	76.3	233.8	236.9	314.9	305.2
Total	371.7	370.5	1,148.1	1,116.5	1,491.9	1,421.0

Adjusted Operating Income	$92.2	$87.2	$264.2	$256.8	$344.5	$335.2

Operating Ratios (% of Premium Income):
Benefit Ratio	52.2%	51.4%	51.8%	51.3%	51.3%	51.4%
Other Expense Ratio	16.9%	18.2%	18.0%	18.8%	18.7%	19.0%
Adjusted Operating Income Ratio	22.0%	20.8%	20.4%	20.4%	20.4%	20.9%

Persistency:
Accident, Sickness, and Disability			74.2%	73.4%	73.2%	74.2%
Life			83.4%	83.6%	83.4%	83.6%
Cancer and Critical Illness			81.4%	81.0%	80.6%	82.4%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Long-term Care	$167.7	$163.6	$498.2	$489.2	$651.6	$648.3
Individual Disability	80.0	91.4	240.1	283.9	374.3	420.8
All Other	1.7	2.1	5.8	6.6	7.6	8.0
Total Premium Income	249.4	257.1	744.1	779.7	1,033.5	1,077.1
Net Investment Income	351.2	347.3	1,013.6	1,048.3	1,404.9	1,377.1
Other Income	17.8	18.9	49.7	53.5	71.3	75.4
Total	618.4	623.3	1,807.4	1,881.5	2,509.7	2,529.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	492.9	537.4	1,505.3	1,615.3	2,139.3	2,919.2
Commissions	19.7	20.5	58.7	61.3	81.0	84.1
Interest and Debt Expense	0.4	1.2	1.9	4.2	5.3	6.9
Other Expenses	34.6	37.3	104.3	109.1	146.4	144.7
Total	547.6	596.4	1,670.2	1,789.9	2,372.0	3,154.9

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	70.8	26.9	137.2	91.6	137.7	(625.3)
Long-term Care Reserve Increase	—	—	—	—	—	750.8
Adjusted Operating Income	$70.8	$26.9	$137.2	$91.6	$137.7	$125.5

Interest Adjusted Loss Ratios:
Long-term Care*	67.4%	89.8%	71.8%	88.6%	88.1%	206.8%
Long-term Care Excluding Reserve Increase						91.0%
Individual Disability	86.6%	79.0%	87.0%	80.1%	78.8%	80.4%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.9%	14.5%	14.0%	14.0%	14.2%	13.4%
Income (Loss) Ratio						(58.1)%
Adjusted Operating Income Ratio	28.4%	10.5%	18.4%	11.7%	13.3%	11.7%

Persistency:
Long-term Care			95.0%	95.5%	95.7%	95.8%
Individual Disability			88.5%	88.1%	88.1%	88.3%

*The interest-adjusted loss ratio for the rolling twelve months ended September 30, 2020 and September 30, 2019 was 75.6 percent and 87.2 percent, respectively.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2020	9/30/2019	9/30/2020	9/30/2019	12/31/2019	12/31/2018
Adjusted Operating Revenue
Net Investment Income	$1.3	$6.7	$9.1	$15.4	$20.5	$29.5
Other Income	0.3	1.0	0.5	2.6	3.1	2.7
Total	1.6	7.7	9.6	18.0	23.6	32.2

Interest, Debt, and Other Expenses	79.0	81.8	203.7	181.3	239.5	203.3

Loss Before Income Tax and Net Realized Investment Gains and Losses	(77.4)	(74.1)	(194.1)	(163.3)	(215.9)	(171.1)
Costs Related to Organizational Design Update	23.3	—	23.3	—	—	—
Impairment Loss on ROU Asset	—	—	12.7	—	—	—
Cost Related to Early Retirement of Debt	—	25.2	—	25.2	27.3	—
Adjusted Operating Loss	$(54.1)	$(48.9)	$(158.1)	$(138.1)	$(188.6)	$(171.1)

Unum Group Reserves

	September 30, 2020
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,699.6	$720.9	28.1%	$6,420.5	$57.7	$6,362.8
Group Life and Accidental Death & Dismemberment	58.9	0.3	708.3	244.4	4.2	1,011.6	4.7	1,006.9
Individual Disability	484.3	2.3	1,418.4	144.2	6.8	2,046.9	218.9	1,828.0
Voluntary Benefits	1,725.0	8.3	45.1	56.1	0.4	1,826.2	25.5	1,800.7
Dental and Vision	—	—	0.6	12.7	0.1	13.3	0.1	13.2
Unum US Segment	2,268.2	10.9	7,872.0	1,178.3	39.6	11,318.5	306.9	11,011.6

Unum International Segment	196.0	0.9	1,961.9	129.6	9.1	2,287.5	88.7	2,198.8

Colonial Life Segment	2,318.4	11.2	324.7	117.5	1.9	2,760.6	4.7	2,755.9

Individual Disability	210.6	1.0	8,459.1	151.3	37.7	8,821.0	1,681.8	7,139.2
Long-term Care	10,160.0	48.8	2,114.8	270.3	10.4	12,545.1	44.1	12,501.0
Other	5,653.1	27.2	173.5	115.3	1.3	5,941.9	4,962.6	979.3
Closed Block Segment	16,023.7	77.0	10,747.4	536.9	49.4	27,308.0	6,688.5	20,619.5

Subtotal	$20,806.3	100.0%	$20,906.0	$1,962.3	100.0%	43,674.6	7,088.8	36,585.8

Adjustment Related to Unrealized Investment Gains and Losses						6,971.3	551.9	6,419.4

Consolidated						$50,645.9	$7,640.7	$43,005.2

The adjustment related to unrealized investment gains and losses are primarily due to movements in credit spreads and U.S. Treasury rates.

Unum Group Reserves

	December 31, 2019
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,814.5	$683.8	28.2%	$6,498.3	$58.3	$6,440.0
Group Life and Accidental Death & Dismemberment	59.9	0.3	721.1	234.2	4.1	1,015.2	6.2	1,009.0
Individual Disability	499.0	2.4	1,391.1	140.3	6.6	2,030.4	217.2	1,813.2
Voluntary Benefits	1,700.1	8.2	45.8	51.4	0.4	1,797.3	26.1	1,771.2
Dental and Vision	—	—	—	15.4	0.1	15.4	0.2	15.2
Unum US Segment	2,259.0	10.9	7,972.5	1,125.1	39.4	11,356.6	308.0	11,048.6

Unum International Segment	186.5	0.9	1,986.4	110.0	9.1	2,282.9	87.6	2,195.3

Colonial Life Segment	2,229.0	10.8	297.4	113.2	1.8	2,639.6	6.2	2,633.4

Individual Disability	258.8	1.3	8,724.1	172.7	38.5	9,155.6	1,669.4	7,486.2
Long-term Care	9,864.6	47.8	2,045.2	232.0	9.9	12,141.8	44.7	12,097.1
Other	5,847.9	28.3	177.6	120.5	1.3	6,146.0	5,133.1	1,012.9
Closed Block Segment	15,971.3	77.4	10,946.9	525.2	49.7	27,443.4	6,847.2	20,596.2

Subtotal	$20,645.8	100.0%	$21,203.2	$1,873.5	100.0%	43,722.5	7,249.0	36,473.5

Adjustment Related to Unrealized Investment Gains and Losses						5,803.1	424.7	5,378.4

Consolidated						$49,525.6	$7,673.7	$41,851.9

14. 1

Unum Group Investments

	9/30/2020			9/30/2020	12/31/2019
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$31,850.8	64.6%	Earned Book Yield	4.73%	5.00%
Asset-Backed Securities	185.8	0.4	Average Duration (in years)	8.01	7.91
Residential Mortgage-Backed Securities	1,165.0	2.4
Commercial Mortgage-Backed Securities	81.3	0.2
Private Placements	6,081.2	12.3
High Yield	3,601.6	7.3
Government Securities	2,365.0	4.8
Municipal Securities (1)	3,930.0	8.0
Redeemable Preferred Stocks	9.5	—
Total	$49,270.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	6.6%	6.3%	Total Non-Current Investments	$18.6	$30.5
Aa	9.6	10.1	Total Schedule BA Assets	$725.2	$675.1
A	28.1	29.4
Baa	47.2	46.9
Below Baa	8.5	7.3
Total	100.0%	100.0%

(1) Includes $0.5 million of high yield taxable municipals.

Unum Group Investments at September 30, 2020

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$3,513.3	$467.2	$208.7	$12.4	$3,304.6	$479.6
Capital Goods	4,568.1	745.9	88.9	4.4	4,479.2	750.3
Communications	3,196.2	631.6	161.8	12.2	3,034.4	643.8
Consumer Cyclical	1,610.1	230.9	93.8	3.8	1,516.3	234.7
Consumer Non-Cyclical	7,922.5	1,454.4	185.3	11.1	7,737.2	1,465.5
Energy	4,442.3	525.2	631.4	69.6	3,810.9	594.8
Financial Institutions	3,885.7	532.7	44.3	0.5	3,841.4	533.2
Mortgage/Asset-Backed	1,432.1	115.0	21.5	0.2	1,410.6	115.2
Sovereigns	1,115.1	254.2	29.1	1.4	1,086.0	255.6
Technology	1,945.7	224.8	27.1	7.2	1,918.6	232.0
Transportation	2,443.2	366.5	189.5	13.3	2,253.7	379.8
U.S. Government Agencies and Municipalities	5,179.9	826.3	275.1	3.6	4,904.8	829.9
Public Utilities	8,016.0	1,656.1	132.7	6.6	7,883.3	1,662.7
Total	$49,270.2	$8,030.8	$2,089.2	$146.3	$47,181.0	$8,177.1

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss) Position
Midstream	$2,152.9	$230.1	$213.9	$17.7	$1,939.0	$247.8
Oil and Gas-Independent	1,175.8	108.7	389.8	43.2	786.0	151.9
Oil Field	79.8	4.1	8.3	4.2	71.5	8.3
Oil-Integrated	743.7	143.7	19.4	4.5	724.3	148.2
Oil-Refining	254.3	37.8	—	—	254.3	37.8
Other Energy	35.8	0.8	—	—	35.8	0.8
Total	$4,442.3	$525.2	$631.4	$69.6	$3,810.9	$594.8

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
			Investment-Grade		Below-Investment-Grade
Category			Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days			$702.3	$(10.1)	$507.7	$(13.8)
91 through 180 days			86.3	(4.7)	35.7	(4.5)
181 through 270 days			190.9	(14.9)	323.1	(41.0)
271 days to 1 year			22.5	(0.7)	10.1	(4.0)
Greater than 1 year			24.3	(2.3)	186.3	(50.3)
Total			$1,026.3	$(32.7)	$1,062.9	$(113.6)

15.1

Appendix to Statistical Supplement

2020 Significant Items

•Third quarter of 2020 costs related to organizational design update of $23.3 million before tax and $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a right of use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

2019 Significant Items

•2019 cost related to the early retirement of debt of $27.3 million before tax and $21.6 million after tax.
•In February 2016, the FASB issued an update that changed the accounting and disclosure requirements for leases. These changes include the requirement for lessees to report most leases on their balance sheets, regardless of whether the lease is classified as a finance lease or an operating lease. For lessees, the initial lease liability is equal to the present value of lease payments and a corresponding asset, adjusted for certain items, is also recorded. The expense recognition for lessees remained similar to previous accounting requirements for capital and operating leases. We adopted this update effective January 1, 2019 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2019 which resulted in a decrease to retained earnings of $3.4 million, an increase to other assets of $117.7 million, a decrease in deferred income tax of $0.4 million, an increase to other liabilities of $122.0 million, and a decrease to income tax payable of $1.3 million.

2018 Significant Items

•In October 2018, we acquired 100 percent of the shares and voting interests in Unum Poland, a financial protection benefits provider in Poland. This acquisition will expand our European presence, which we believe to be an attractive market for financial protection benefits. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2018.
•Third quarter of 2018 reserve increase of $750.8 million before tax and $593.1 million after tax related to long-term care.
•In January 2016, the FASB issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes realized investment gains or losses;
•After-tax adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable;
•Consolidated adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;
•Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and
•Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30
	2020			2019				2018
Total Revenue	$2,996.3	$3,021.2	$2,871.1	$3,034.6	$2,960.0	$3,016.7	$2,987.6	$2,880.8	$2,927.8
Excluding:
Net Realized Investment Gain (Loss)	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)	1.1	(41.4)	6.7
Adjusted Operating Revenue	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0	$2,986.5	$2,922.2	$2,921.1

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Annualized Adjusted Operating Return on Equity

Three Months Ended September 30, 2020
Unum US	$148.7	$4,439.5	13.4%
Unum International	4.9	753.3	2.6%
Colonial Life	72.8	1,580.6	18.4%
Core Operating Segments	226.4	6,773.4	13.4%
Closed Block	55.0	4,239.0
Corporate	(35.5)	(1,491.8)
Total	$245.9	$9,520.6	10.3%

Three Months Ended September 30, 2019
Unum US	$207.6	$4,542.0	18.3%
Unum International	22.2	736.4	12.1%
Colonial Life	69.3	1,532.1	18.1%
Core Operating Segments	299.1	6,810.5	17.6%
Closed Block	21.3	3,837.8
Corporate	(37.7)	(1,671.6)
Total	$282.7	$8,976.7	12.6%

(1) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6.
16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(2)	Annualized Adjusted Operating Return on Equity

Nine Months Ended September 30, 2020
Unum US	$538.9	$4,484.9	16.0%
Unum International	33.3	769.6	5.8%
Colonial Life	208.4	1,577.3	17.6%
Core Operating Segments	780.6	6,831.8	15.2%
Closed Block	102.6	4,180.2
Corporate	(113.1)	(1,626.2)
Total	$770.1	$9,385.8	10.9%

Nine Months Ended September 30, 2019
Unum US	$608.0	$4,531.4	17.9%
Unum International	73.0	733.5	13.3%
Colonial Life	203.3	1,550.7	17.5%
Core Operating Segments	884.3	6,815.6	17.3%
Closed Block	69.3	3,730.3
Corporate	(103.7)	(1,703.1)
Total	$849.9	$8,842.8	12.8%

(2) Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6. Due to the implementation of a FASB update for which the beginning balances of 2020 and 2019 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 and 2019 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020 and 2019, respectively. As a result, average equity for the nine months ended September 30, 2020 and 2019 for certain of our segments will not compute using the historical allocated equity at December 31, 2019 and 2018, respectively.
16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(3)	Adjusted Operating Return on Equity

Year Ended December 31, 2019
Unum US	$816.3	$4,526.6	18.0%
Unum International	88.4	757.9	11.7%
Colonial Life	272.7	1,558.6	17.5%
Core Operating Segments	1,177.4	6,843.1	17.2%
Closed Block	104.4	3,842.2
Corporate	(141.2)	(1,764.5)
Total	$1,140.6	$8,920.8	12.8%

Year Ended December 31, 2018
Unum US	$803.4	$4,368.2	18.4%
Unum International	93.1	694.4	13.4%
Colonial Life	265.1	1,475.6	18.0%
Core Operating Segments	1,161.6	6,538.2	17.8%
Closed Block	117.0	3,512.5
Corporate	(133.6)	(1,359.1)
Total	$1,145.0	$8,691.6	13.2%

(3)Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6. Due to the implementation of a FASB update for which the beginning balances of 2019 and 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2019 and 2018 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2019 and 2018, respectively. As a result, average equity for the years ended December 31, 2019 and 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2018 and 2017, respectively.

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	9/30/2020	6/30/2020	12/31/2019	9/30/2019	6/30/2019	12/31/2018	12/31/2017
Total Stockholders' Equity	$10,892.2	$10,561.4	$9,965.0	$9,631.6	$9,453.1	$8,621.8	$9,574.9
Excluding:
Net Unrealized Gain (Loss) on Securities	1,104.5	963.1	615.9	422.1	286.9	(312.4)	607.8
Net Gain on Hedges	158.7	186.2	187.8	204.3	218.0	250.6	282.3
Total Adjusted Stockholders' Equity	$9,629.0	$9,412.1	$9,161.3	$9,005.2	$8,948.2	$8,683.6	$8,684.8

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2020		12/31/2019	9/30/2019		12/31/2018
Average Adjusted Stockholders' Equity	$9,520.6	$9,385.8	$8,920.8	$8,976.7	$8,842.8	$8,691.6

16. 6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2020		2019		2020		2019
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$231.1	$1.13	$242.0	$1.16	$657.6	$3.23	$804.1	$3.81
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.6; $(5.4); $(21.9); $(6.5))	3.8	0.01	(20.8)	(0.10)	(83.9)	(0.41)	(25.9)	(0.12)
Costs Related to Organizational Design Update (net of tax benefit of $4.7; $—; $4.7; $—)	(18.6)	(0.09)	—	—	(18.6)	(0.09)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $—; $—; $2.7; $—)	—	—	—	—	(10.0)	(0.05)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $5.3; $—; $5.3)	—	—	(19.9)	(0.10)	—	—	(19.9)	(0.09)
After-tax Adjusted Operating Income	$245.9	$1.21	$282.7	$1.36	$770.1	$3.78	$849.9	$4.02

	Year Ended December 31
	2019		2018
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,100.3	$5.24	$523.4	$2.38
Excluding:
Net Realized Investment Loss (net of tax benefit of $4.5; $11.0)	(18.7)	(0.09)	(28.5)	(0.12)
Cost Related to Early Retirement of Debt (net of tax benefit of $5.7; $—)	(21.6)	(0.11)	—	—
Long-term Care Reserve Increase (net of tax benefit of $—; $157.7)	—	—	(593.1)	(2.70)
After-tax Adjusted Operating Income	$1,140.6	$5.44	$1,145.0	$5.20

*Assuming Dilution.
16. 7

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	September 30	June 30
	2020
	(in millions of dollars)
Income Before Income Tax	$299.6	$337.6
Excluding:
Net Realized Investment Gain	4.4	33.8
Costs Related to Organizational Design Update	(23.3)	—
Impairment Loss on ROU Asset	—	(12.7)
Adjusted Operating Income	$318.5	$316.5

16. 8

Reconciliation of Non-GAAP Financial Measures - Continued

	September 30		December 31
	2020	2019	2019	2018
Debt	$3,378.6	$3,437.3	$3,326.6	$2,971.3
Including:
Lease Liability	109.6	112.4	114.7	—
Excluding:
Non-recourse Debt	33.9	92.7	78.1	137.1
Adjusted Debt and Lease Liability	$3,454.3	$3,457.0	$3,363.2	$2,834.2

Total Stockholders' Equity	$10,892.2	$9,631.6	$9,965.0	$8,621.8
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	1,263.2	626.4	803.7	(61.8)
Northwind Capital	987.3	978.5	984.6	953.1
Equity, As Adjusted	8,641.7	8,026.7	8,176.7	7,730.5
Debt, As Adjusted and Lease Liability	3,454.3	3,457.0	3,363.2	2,834.2
Total Adjusted Capital	$12,096.0	$11,483.7	$11,539.9	$10,564.7

Leverage Ratio (4)	28.6%	30.1%	29.1%	26.8%

(4) In connection with our January 1, 2019 adoption of the accounting update for leases, we have included the lease liability in the calculation of our leverage ratio on a prospective basis.
16. 9